Exhibit 10.2

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Gilbert Loke Che Chan

Subject: Appointment as Chief Financial Officer of JOCOM HOLDINGS CORP.

Dear Mr. Loke,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Chief Financial Officer of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As Chief Financial Officer, you shall serve as the Company’s principal financial officer and shall be responsible for the overall management and oversight of the Company’s financial affairs. Your responsibilities include, but are not limited to:

●	Directing the Company’s financial planning, budgeting, accounting, treasury, and financial reporting functions;

●	Overseeing the preparation and accuracy of the Company’s financial statements and reports;

●	Establishing and maintaining appropriate internal controls and financial management systems;

●	Supporting capital raising, financing, mergers and acquisitions, and other corporate finance initiatives;

●	Advising the Board of Directors and executive management on financial strategy, risk management, and regulatory compliance; and

●	Performing such other duties as may be assigned by the Board of Directors from time to time.

You shall faithfully perform the duties of your office in accordance with the Company’s Articles of Incorporation, Bylaws, applicable laws, and the policies and resolutions adopted by the Board of Directors.

Your appointment shall remain in effect until your resignation, removal, or until your successor has been duly appointed.

Please indicate your acceptance of this appointment by signing below.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Title: CEO, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Gilbert Loke Che Chan, hereby accept my appointment as Chief Financial Officer of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m. and agree to faithfully discharge the duties and responsibilities of this office.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Date: August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Gilbert Loke Che Chan

Subject: Appointment as Treasurer of JOCOM HOLDINGS CORP.

Dear Mr. Loke,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Treasurer of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As Treasurer, you shall be responsible for overseeing the Company’s treasury functions, cash management, banking relationships, and financial liquidity. Your responsibilities include, but are not limited to:

●	Managing the Company’s cash flow and treasury operations;

●	Overseeing banking arrangements and financial transactions;

●	Monitoring the Company’s liquidity and capital resources;

●	Assisting with financing activities and capital management;

●	Safeguarding the Company’s financial assets; and

●	Performing such other duties as may be assigned by the Board of Directors from time to time.

You shall perform your duties faithfully and in accordance with the Company’s governing documents, applicable laws, and the policies and directives established by the Board of Directors.

Your appointment shall remain in effect until your resignation, removal, or until your successor has been duly appointed.

Please indicate your acceptance of this appointment by signing below.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Title: CEO, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Gilbert Loke Che Chan, hereby accept my appointment as Treasurer of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m. and agree to faithfully discharge the duties and responsibilities of this office.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Date: August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Gilbert Loke Che Chan

Subject: Appointment as Chairman of the Board of Directors of JOCOM HOLDINGS CORP.

Dear Mr. Loke,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Chairman of the Board of Directors of the Company, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As Chairman of the Board of Directors, you shall preside over meetings of the Board of Directors and provide leadership to the Board in carrying out its governance and oversight responsibilities. Your responsibilities include, but are not limited to:

●	Presiding over meetings of the Board of Directors and shareholders, where applicable;

●	Promoting effective corporate governance and Board effectiveness;

●	Working with management and the Board to establish meeting agendas and strategic priorities;

●	Facilitating communication among directors and between the Board and executive management;

●	Providing leadership to ensure the Board effectively discharges its oversight responsibilities; and

●	Performing such other duties as may be assigned under the Company’s governing documents or by resolution of the Board of Directors.

This appointment relates solely to your role as Chairman of the Board of Directors and does not alter your duties and responsibilities as a Director of the Company.

Your appointment shall remain in effect until your resignation, removal, or until your successor has been duly appointed in accordance with the Company’s governing documents.

Please indicate your acceptance of this appointment by signing below.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Title: CEO, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Gilbert Loke Che Chan, hereby accept my appointment as Chairman of the Board of Directors of JOCOM HOLDINGS CORP., effective August 6, 2026, at 12:01 p.m. and agree to faithfully discharge the duties and responsibilities of this office.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Date: August 6, 2026

JOCOM HOLDINGS CORP.

APPOINTMENT LETTER

Date: August 6, 2026

To: Mr. Gilbert Loke Che Chan

Subject: Appointment as Director and Member of the Board of Directors of JOCOM HOLDINGS CORP.

Dear Mr. Loke,

The Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) is pleased to confirm your appointment as Director of the Company and a member of its Board of Directors, effective August 6, 2026, at 12:01 p.m., pursuant to the resolutions duly adopted by the Board of Directors.

As a Director and member of the Board of Directors, you shall participate in the oversight of the Company’s business and affairs and shall exercise the powers, duties, and responsibilities vested in directors under the Company’s Articles of Incorporation, Bylaws, applicable corporate laws, and the resolutions of the Board of Directors.

In your role, you are expected to:

●	Act in good faith and in the best interests of the Company and its shareholders;

●	Exercise the care, diligence, and loyalty required of a director;

●	Attend and actively participate in meetings of the Board of Directors and any committees to which you may be appointed;

●	Review and approve matters requiring Board authorization; and

●	Provide strategic guidance and independent oversight regarding the Company’s business, governance, financial performance, risk management, and regulatory compliance.

Your appointment shall continue until your resignation, removal, or until your successor has been duly elected or appointed in accordance with the Company’s governing documents and applicable law.

Please indicate your acceptance of this appointment by signing below.

The Board welcomes you and looks forward to your valuable contributions to the Company’s continued growth and success.

Yours faithfully,

For and on behalf of

JOCOM HOLDINGS CORP.

/s/ CHAI KOK LEONG
Name: CHAI KOK LEONG
Title: CEO, DIRECTOR
Date: August 6, 2026

ACKNOWLEDGEMENT AND ACCEPTANCE

I, Mr. Gilbert Loke Che Chan, hereby accept my appointment as Director of JOCOM HOLDINGS CORP. and a member of its Board of Directors, and agree to faithfully discharge the duties and responsibilities of this office.

/s/ LOKE CHE CHAN GILBERT
Name: LOKE CHE CHAN GILBERT
Date: August 6, 2026